EXHIBIT 32.1

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amendment to annual report on Form 10-K/A of China Digital Media Corporation (the "Company") for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ng Chi Shing, Chief Executive Officer and Chief Financial Officer of the Company, certify that:

*	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

*	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ng Chi Shing
Ng Chi Shing
Director, President and Chief Executive Officer

        Date: April 6, 2009

/s/ Ng Chi Shing
Ng Chi Shing Chief Financial Officer

Date: April 6, 2009

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.